UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2004

HARBOR BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	0-20990	52-1786341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 West Fayette Street

Baltimore, Maryland 21201

(Address of principal executive offices) (Zip Code)

(410) 528-1800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	On October 18, 2004, Sachinder N. Gupta resigned as a director of Harbor Bankshares Corporation and The Harbor Bank of Maryland.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBOR BANKSHARES CORPORATION

Date: March 25, 2005	By:	/s/ Teodoro J. Hernandez
Teodoro J. Hernandez
Vice President and Treasurer